Exhibit 99.2

PARK
HOTELS & RESORTS

Second Quarter 2020 Supplemental Data

JUNE 30, 2020

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Parc 55 San Francisco, a Hilton Hotel

Hilton Hawaiian Village Waikiki Beach Resort

1 |

Fourth Quarter and Year End 2019 Supplemental Data December 31, 2019 Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Reso

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 60 premium-branded hotels and resorts with over 33,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Currently, one of the most significant factors is the potential adverse effect of COVID-19, including possible resurgences, on the Company’s financial condition, results of operations, cash flows and performance, its hotel management companies and its hotels’ tenants, and the global economy and financial markets. The extent to which COVID-19 impacts the Company, its hotel managers, tenants and guests at the Company’s hotels will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its effect, additional closures that may be mandated or advisable even after the reopening of certain of the Company’s hotels on a limited basis, whether due to an increased number of COVID-19 cases or otherwise, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2 |

Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Portfolio and Operating Metrics	17
4. Properties Acquired & Sold	28
5. Liquidity and Capital Structure	31
6. Definitions	35

Waldorf Astoria Orlando Hilton midtown

Waldorf Astoria Orlando Le Meridien San Francisco New York Hilton Midtown

3 |

Financial Statements

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	June 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Property and equipment, net	$9,323	$9,594
Assets held for sale, net	—	71
Investments in affiliates	23	35
Goodwill	—	607
Intangibles, net	45	46
Cash and cash equivalents	1,274	346
Restricted cash	35	40
Accounts receivable, net of allowance for doubtful accounts of $7 and $2	31	180
Prepaid expenses	43	83
Other assets	46	40
Operating lease right-of-use assets	239	248
TOTAL ASSETS (variable interest entities - $231 and $242)	$11,059	$11,290
LIABILITIES AND EQUITY
Liabilities
Debt	$5,118	$3,871
Accounts payable and accrued expenses	129	217
Due to hotel managers	74	159
Deferred income tax liabilities	36	50
Other liabilities	123	282
Operating lease liabilities	253	260
Total liabilities (variable interest entities - $215 and $219)	5,733	4,839

Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 235,900,906 shares issued and 235,604,979 shares outstanding as of June 30, 2020 and 239,589,639 shares issued and 239,386,877 shares outstanding as of December 31, 2019	2	2
Additional paid-in capital	4,508	4,575
Retained earnings	871	1,922
Accumulated other comprehensive loss	(6)	(3)
Total stockholders' equity	5,375	6,496
Noncontrolling interests	(49)	(45)
Total equity	5,326	6,451
TOTAL LIABILITIES AND EQUITY	$11,059	$11,290

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

y financial information juniper hotel, curio collection hotel adagio, autograph collection the reach, Astoria resort

(unaudited, in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues
Rooms	$21	$434	$383	$837
Food and beverage	3	195	164	378
Ancillary hotel	15	55	72	110
Other	3	19	22	37
Total revenues	42	703	641	1,362

Operating expenses
Rooms	20	113	132	220
Food and beverage	14	130	137	254
Other departmental and support	60	151	232	300
Other property-level	56	49	116	98
Management fees	—	36	25	69
Impairment loss and casualty gain, net	—	—	694	—
Depreciation and amortization	75	61	150	123
Corporate general and administrative	14	22	30	39
Other	4	18	25	38
Total expenses	243	580	1,541	1,141

Gain (loss) on sales of assets, net	1	(12)	63	19

Operating (loss) income	(200)	111	(837)	240

Interest income	1	2	2	3
Interest expense	(50)	(33)	(90)	(65)
Equity in (losses) earnings from investments in affiliates	(8)	10	(9)	15
Other loss, net	(1)	(1)	(3)	—

(Loss) income before income taxes	(258)	89	(937)	193
Income tax expense	(3)	(5)	(13)	(12)
Net (loss) income(1)	(261)	84	(950)	$181
Net loss (income) attributable to noncontrolling interests	2	(2)	3	(3)
Net (loss) income attributable to stockholders(1)	$(259)	$82	$(947)	$178

(Loss) Earnings per share:
(Loss) earnings per share - Basic	$(1.10)	$0.40	$(4.01)	$0.88
(Loss) earnings per share - Diluted	$(1.10)	$0.40	$(4.01)	$0.88

Weighted average shares outstanding - Basic	235	201	236	201
Weighted average shares outstanding - Diluted	235	202	236	202

_________________________________

(1)	The six months ended June 30, 2020 includes $607 million and $88 million of impairment losses related to goodwill and long-lived assets, respectively.

6 |

Supplementary Financial Information

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net (loss) income	$(261)	$84	$(950)	$181
Depreciation and amortization expense	75	61	150	123
Interest income	(1)	(2)	(2)	(3)
Interest expense	50	33	90	65
Income tax expense	3	5	13	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	4	7	9	12
EBITDA	(130)	188	(690)	390
(Gain) loss on sales of assets, net	(1)	12	(63)	(19)
Acquisition costs	—	6	1	6
Severance expense	—	1	2	2
Share-based compensation expense	4	4	6	8
Impairment loss and casualty gain, net	—	—	694	—
Other items	5	(4)	10	(4)
Adjusted EBITDA	$(122)	$207	$(40)	$383

8 |

Supplementary Financial Information (continued)

Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin(1)

(unaudited, dollars in millions)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Adjusted EBITDA	$(122)	207	$(40)	$383
Less: Adjusted EBITDA from investments in affiliates	4	(12)	—	(22)
Add: All other(2)	10	14	23	29
Hotel Adjusted EBITDA	(108)	209	(17)	390
Add: Adjusted EBITDA from hotels acquired(1)	—	53	—	90
Less: Adjusted EBITDA from hotels disposed of	—	(14)	(1)	(26)
Pro-forma Hotel Adjusted EBITDA(1)	$(108)	$248	$(18)	$454

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Total Revenues	$42	$703	$641	$1,362
Less: Other revenue	(3)	(19)	(22)	(37)
Add: Revenues from hotels acquired(1)	—	151	—	280
Less: Revenues from hotels disposed of	—	(44)	(6)	(91)
Pro-forma Hotel Revenues(1)	$39	$791	$613	$1,514

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	Change(3)	2020	2019	Change(3)
Pro-forma Hotel Revenues(1)	$39	$791	(95.2)%	$613	$1,514	(59.5)%
Pro-forma Hotel Adjusted EBITDA(1)	$(108)	$248	NM(4)	$(18)	$454	NM(4)
Pro-forma Hotel Adjusted EBITDA margin(1)(3)	(283.1)%	31.4%	NM(4)	(3.0)%	30.0%	NM(4)
_____________________________________________________________
(1) Assumes hotels were acquired on January 1, 2019.

(2)    Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(3) Percentages are calculated based on unrounded numbers.
(4) Percentage change is not meaningful.

9 |

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in millions, except per share amounts)
Net (loss) income attributable to stockholders	$(259)	$82	$(947)	$178
Depreciation and amortization expense	75	61	150	123
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(2)	(2)
(Gain) loss on sales of assets, net	(1)	12	(63)	(19)
Gain on sale of investments in affiliates(1)	(1)	—	(1)	—
Impairment loss	—	—	695	—
Equity investment adjustments:
Equity in losses (earnings) from investments in affiliates	8	(10)	9	(15)
Pro rata FFO of investments in affiliates	(5)	12	(4)	21
Nareit FFO attributable to stockholders	(184)	156	(163)	286
Acquisition costs	—	6	1	6
Severance expense	—	1	2	2
Share-based compensation expense	4	4	6	8
Other items(2)	5	(3)	36	(2)
Adjusted FFO attributable to stockholders	$(175)	$164	$(118)	$300
Nareit FFO per share - Diluted(3)	$(0.78)	$0.77	$(0.69)	$1.42
Adjusted FFO per share - Diluted(3)	$(0.75)	$0.81	$(0.50)	$1.49
Weighted average shares outstanding - Diluted	235	202	236	202

_________________________________

(1)	Included in other loss, net in the condensed consolidated statements of operations.
(2)	The six months ended June 30, 2020, includes $26 million of tax expense recognized from hotels sold during the period.
(3)	Per share amounts are calculated based on unrounded numbers.

10 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Metrics

The financial information below is for the 53 consolidated hotels owned as of June 30, 2020(1).

	Three Months Ended				TTM	Full Year
(unaudited)	September 30,	December 31,	March 31,	June 30	June 30,	December 31,
	2019	2019	2020	2020	2020	2019
Pro-forma RevPAR	$187.93	$177.84	$136.27	$7.85	$128.21	$183.69
Pro-forma Occupancy	84.6%	80.8%	61.7%	6.1%	58.6%	82.3%
Pro-forma ADR	$222.04	$220.20	$220.90	$127.65	$218.66	$223.28

Pro-forma Hotel Revenues (in millions)	$750	$766	$574	$39	$2,129	$3,030
Pro-forma Hotel Adjusted EBITDA (in millions)	$217	$223	$90	$(108)	$422	$894
Pro-forma Hotel Adjusted EBITDA margin(2)	28.9%	29.2%	15.6%	(283.1)%	(209.5)%	29.5%

	Three Months Ended				TTM	Full Year
(unaudited)	September 30,	December 31,	March 31,	June 30	June 30,	December 31,
	2018	2018	2019	2019	2019	2018
Pro-forma RevPAR	$183.27	$173.18	$175.97	$192.94	$181.33	$179.14
Pro-forma Occupancy	83.1%	78.2%	77.7%	85.9%	81.2%	81.0%
Pro-forma ADR	$220.66	$221.59	$226.46	$224.59	$223.29	$221.46

Pro-forma Hotel Revenues (in millions)	$714	$732	$723	$791	$2,960	$2,922
Pro-forma Hotel Adjusted EBITDA (in millions)	$207	$212	$206	$248	$873	$870
Pro-forma Hotel Adjusted EBITDA margin(2)	29.0%	29.0%	28.4%	31.4%	29.5%	29.8%

_________________________________

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Percentages are calculated based on unrounded numbers.

11 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – 2020 TTM

The financial information below is for the 53 consolidated hotels owned as of June 30, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	September 30,	December 31,	March 31,	June 30,	June 30,	December 31,
	2019	2019	2020	2020	2020	2019
Net income (loss)	$9	$126	$(689)	$(261)	$(815)	$316
Depreciation and amortization expense	61	80	75	75	291	264
Interest income	(2)	(1)	(1)	(1)	(5)	(6)
Interest expense	33	42	40	50	165	140
Income tax expense	—	23	10	3	36	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	4	5	4	20	23
EBITDA	108	274	(560)	(130)	(308)	772
(Gain) loss on sales of assets, net	(1)	1	(62)	(1)	(63)	(19)
Gain on sale of investments in affiliates(1)	—	(44)	—	—	(44)	(44)
Acquisition costs	59	5	1	—	65	70
Severance expense	—	—	2	—	2	2
Share-based compensation expense	4	4	2	4	14	16
Casualty loss (gain) and impairment loss, net	8	(26)	694	—	676	(18)
Other items	2	9	5	5	21	7
Adjusted EBITDA	180	223	82	(122)	363	786
Add: Adjusted EBITDA from hotels acquired(2)	39	—	—	—	39	129
Less: Adjusted EBITDA from hotels disposed of	(5)	(6)	(1)	—	(12)	(37)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	—	—	—	(1)	(2)
Pro-forma Adjusted EBITDA(2)	213	217	81	(122)	389	876
Less: Adjusted EBITDA from investments in affiliates	(8)	(6)	(4)	4	(14)	(35)
Add: All other(3)	12	12	13	10	47	53
Pro-forma Hotel Adjusted EBITDA(2)	$217	$223	$90	$(108)	$422	$894

__________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.

12 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – 2019 TTM

The financial information below is for the 53 consolidated hotels owned as of June 30, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	September 30,	December 31,	March 31,	June 30,	June 30,	December 31,
	2018	2018	2019	2019	2019	2018
Net income	$55	$55	$97	$84	$291	$477
Depreciation and amortization expense	69	69	62	61	261	277
Interest income	(2)	(2)	(1)	(2)	(7)	(6)
Interest expense	32	33	32	33	130	127
Income tax expense	—	10	7	5	22	23
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	8	6	5	7	26	26
EBITDA	162	171	202	188	723	924
(Gain) loss on sales of assets, net	(2)	2	(31)	12	(19)	(96)
Loss (gain) on sale of investments in affiliates(1)	1	—	—	—	1	(107)
Acquisition costs	—	—	—	6	6	—
Transition expense	1	—	—	—	1	3
Severance expense	1	—	1	1	3	2
Share-based compensation expense	4	4	4	4	16	16
Casualty (gain) loss and impairment loss, net	(1)	—	—	—	(1)	(1)
Other items	2	7	—	(4)	5	13
Adjusted EBITDA	168	184	176	207	735	754
Add: Adjusted EBITDA from hotels acquired(2)	49	41	37	53	180	181
Less: Adjusted EBITDA from hotels disposed of	(13)	(15)	(12)	(14)	(54)	(70)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	—	—	(1)	(2)	(5)
Pro-forma Adjusted EBITDA(2)	203	210	201	245	859	860
Less: Adjusted EBITDA from investments in affiliates	(9)	(11)	(10)	(11)	(41)	(42)
Add: All other(3)	13	13	15	14	55	52
Pro-forma Hotel Adjusted EBITDA(2)	$207	$212	$206	$248	$873	$870

                         __________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.

13 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Revenues – 2020 and 2019 TTM

The financial information below is for the 53 consolidated hotels owned as of June 30, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	September 30,	December 31,	March 31,	June 30,	June 30,	December 31,
	2019	2019	2019	2020	2020	2019
Total Revenues	$672	$810	$599	$42	$2,123	$2,844
Less: Other revenue	(22)	(18)	(19)	(3)	(62)	(77)
Add: Revenues from hotels acquired(1)	125	—	—	—	125	406
Less: Revenues from hotels disposed of	(25)	(26)	(6)	—	(57)	(143)
Pro-forma Hotel Revenues(1)	$750	$766	$574	$39	$2,129	$3,030

	Three Months Ended				TTM	Full Year
	September 30,	December 31,	March 31,	June 30,	June 30,	December 31,
	2018	2018	2019	2019	2019	2018
Total Revenues	$652	$686	$659	$703	$2,700	$2,737
Less: Other revenue	(19)	(19)	(18)	(19)	(75)	(72)
Add: Revenues from hotels acquired(1)	148	134	130	151	563	561
Less: Revenues from hotels disposed of	(67)	(69)	(48)	(44)	(228)	(304)
Pro-forma Hotel Revenues(1)	$714	$732	$723	$791	$2,960	$2,922

                         __________________________________

(1)	Assumes hotels were acquired on January 1, 2018.

14 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Corporate general and administrative expenses	$14	$22	$30	$39
Less:
Share-based compensation expense	4	4	6	8
Acquisition costs	—	6	1	6
Disposition costs	1	1	1	1
Severance expense	—	—	2	1
G&A, excluding expenses not included in Adjusted EBITDA	$9	$11	$20	$23

15 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)	June 30, 2020	December 31, 2019
Debt	$5,118	$3,871
Add: unamortized deferred financing costs and discount	30	18
Less: unamortized premium	(4)	(3)
Long-term debt, including current maturities and excluding unamortized deferred financing cost, premiums and discounts	5,144	3,886
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	225	225
Less: cash and cash equivalents	(1,274)	(346)
Less: restricted cash	(35)	(40)
Net debt	$4,060	$3,725
Pro-forma Adjusted EBITDA(1)	$389	$876
Net debt to Pro-forma Adjusted EBITDA ratio	10.4x	4.3x

________________________________

(1)	See slide 12 for Pro-forma Adjusted EBITDA at June 30, 2020 and December 31, 2019. Pro-forma Adjusted EBITDA excludes results from disposed hotels.

16 |

Portfolio and Operating Metrics

Portfolio and Operating Metrics Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando GolfClub

17 |

Portfolio and Operating Metrics

Hotel Portfolio as of August 5, 2020

Hotel Name	Total Rooms	Rooms Available	Operating Status	Reopening Date(1)	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	—	Suspended	9/1/2020	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	—	Suspended	10/1/2020	San Francisco	130,000	Fee Simple	100%	$725	(2)
New York Hilton Midtown	1,878	—	Suspended	10/1/2020	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	568	Reopened	7/9/2020	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	—	Suspended	10/1/2020	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	—	Suspended	1/1/2021	San Francisco	30,000	Fee Simple	100%	—	(2)
Hilton Orlando Bonnet Creek	1,009	404	Reopened	7/1/2020	Orlando	122,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	—	Suspended	9/1/2020	Seattle	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	—	Suspended	9/1/2020	Orlando	78,000	Leasehold	100%	—
Caribe Hilton	652	—	Suspended	10/1/2020	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	—	Suspended	9/1/2020	Hawaii	235,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	252	Open		Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Denver City Center	613	350	Reopened	7/1/2020	Denver	50,000	Fee Simple	100%	$60
Hilton Boston Logan Airport	604	604	Open		Boston	30,000	Leasehold	100%	—
W Chicago - Lakeshore	520	400	Open		Chicago	21,000	Fee Simple	100%	—
Hilton Miami Airport	508	250	Reopened	6/4/2020	Miami	32,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	300	Open		Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	400	Reopened	6/15/2020	Boston	30,000	Fee Simple	100%	$140
Waldorf Astoria Orlando	502	502	Reopened	7/1/2020	Orlando	52,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	499	Open		Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	282	Open		Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	458	Open		Washington, D.C.	27,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	250	Reopened	6/25/2020	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	420	Open		Boston	34,000	Fee Simple	100%	—
W Chicago - City Center	403	—	Suspended	8/29/2020	Chicago	13,000	Fee Simple	100%	$77
Hilton Seattle Airport & Conference Center	396	265	Open		Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	230	Reopened	6/1/2020	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	285	Open		Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	360	Open		Southern California	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	360	Open		Other U.S.	16,000	Leasehold	100%	—
Le Meridien San Francisco	360	—	Suspended	8/15/2020	San Francisco	13,000	Fee Simple	100%	—
JW Marriott San Francisco Union Square	344	317	Open		San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	143	Open		San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	—	Suspended	9/1/2020	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	311	Reopened	6/1/2020	Key West	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	—	Suspended	9/1/2020	Southern California	24,000	Leasehold	100%	—

(1) For hotels that are suspended as of August 5, 2020, the current projected reopening dates are estimated.

(2) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

18 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of August 5, 2020

Hotel Name	Total Rooms	Rooms Available	Operating Status	Reopening Date(1)	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(2) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	160	Reopened	7/16/2020	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	262	Reopened	7/1/2020	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	245	Reopened	6/4/2020	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	128	Reopened	7/9/2020	Other U.S.	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	211	Open		Chicago	3,000	Fee Simple	100%	—
Hotel Indigo San Diego Gaslamp Quarter	210	171	Reopened	6/26/2020	Southern California	6,000	Fee Simple	100%	—
Courtyard Washington Capitol Hill/Navy Yard	204	204	Open		Washington, D.C.	2,000	Fee Simple	100%	—
Homewood Suites by Hilton Seattle Convention Center Pike Street	195	98	Open		Seattle	1,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	97	Reopened	7/20/2020	Southern California	3,000	Fee Simple	100%	$27
Embassy Suites Phoenix Airport	182	182	Reopened	6/12/2020	Other U.S.	5,000	Leasehold	100%	—
Hotel Adagio, Autograph Collection	171	—	Suspended	10/1/2020	San Francisco	4,000	Fee Simple	100%	—
Hilton Garden Inn LAX/El Segundo	162	126	Reopened	7/1/2020	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	159	Reopened	6/1/2020	Other U.S.	6,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	150	Reopened	6/1/2020	Key West	22,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	55	Open		Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	—	Suspended	10/1/2020	Chicago	2,000	Fee Simple	100%	—
W New Orleans - French Quarter	97	—	Suspended	9/1/2020	New Orleans	1,000	Fee Simple	100%	—
Total Consolidated Portfolio (53 Hotels)	28,931	10,458				2,162,000			$2,511

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	570	Open		Orlando	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	—	Suspended	8/15/2020	San Diego	165,000	Leasehold	25%	$55
Capital Hilton	550	—	Suspended	8/20/2020	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	394	Open		Other U.S.	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	288	Reopened	7/1/2020	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	261	Open		Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	152	Open		Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio	4,297	1,665				483,000			$225

TOTAL PARK HOTELS & RESORTS PORTFOLIO (60 Hotels)	33,228	12,123				2,645,000			$2,736

(1) For hotels that are suspended as of August 5, 2020, the current projected reopening dates are estimated.

(2)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2020 vs. Q2 2019

(unaudited)			Pro-forma ADR(1)			Pro-forma Occupancy(1)				Pro-forma RevPAR(1)			Pro-forma Total RevPAR(1)
	Hotels	Rooms	2Q20	2Q19	Change(2)	2Q20	2Q19	Change		2Q20	2Q19	Change(2)	2Q20	2Q19	Change(2)
Hawaii	2	3,507	$117.48	$246.19	(52.3)%	0.5%	89.4%	(88.9)%	pts	$0.59	$220.07	(99.7)%	$10.90	$388.73	(97.2)%
San Francisco	6	4,136	142.96	276.83	(48.4)	2.5	93.2	(90.7)		3.63	258.18	(98.6)	11.26	333.31	(96.6)
Orlando	3	2,325	—	194.90	(100.0)	—	81.2	(81.2)		(0.10)	158.25	(100.1)	8.84	330.46	(97.3)
New Orleans	2	1,719	(2,638.78)	192.68	(1,469.5)	—	80.9	(80.9)		(1.08)	155.87	(100.7)	3.68	260.96	(98.6)
Boston	3	1,536	132.91	257.47	(48.4)	12.9	90.9	(78.0)		17.11	233.92	(92.7)	20.29	311.08	(93.5)
New York	1	1,878	—	288.87	(100.0)	—	94.5	(94.5)		(0.33)	272.95	(100.1)	6.08	468.53	(98.7)
Southern California	7	2,145	157.25	190.60	(17.5)	11.2	87.6	(76.4)		17.60	167.02	(89.5)	27.80	250.48	(88.9)
Chicago	5	2,806	138.32	216.93	(36.2)	2.6	85.3	(82.7)		3.64	185.21	(98.0)	5.61	276.80	(98.0)
Key West	2	461	321.11	363.89	(11.8)	15.3	84.8	(69.5)		49.13	308.65	(84.1)	75.88	483.31	(84.3)
Denver	1	613	—	185.90	(100.0)	—	88.8	(88.8)		(0.43)	165.04	(100.3)	0.29	250.19	(99.9)
Miami	2	901	111.81	161.30	(30.7)	9.7	90.4	(80.7)		10.79	145.78	(92.6)	18.81	213.79	(91.2)
Washington, D.C.	3	1,289	101.15	193.10	(47.6)	22.3	87.6	(65.3)		22.57	169.10	(86.7)	26.15	237.62	(89.0)
Seattle	3	1,441	111.43	162.19	(31.3)	18.7	80.9	(62.2)		20.84	131.18	(84.1)	27.95	176.27	(84.1)
Other	13	4,174	109.94	182.64	(39.8)	10.3	73.7	(63.4)		11.28	134.69	(91.6)	15.08	160.04	(90.6)
All Markets	53	28,931	$127.65	$224.59	(43.2)%	6.1%	85.9%	(79.8)%	pts	$7.85	$192.94	(95.9)%	$14.47	$295.80	(95.1)%

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Calculated based on unrounded numbers.

20 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2020 vs. Q2 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA(1)			Pro-forma Hotel Revenue(1)			Pro-forma Hotel Adjusted EBITDA Margin(1)
	Hotels	Rooms	2Q20	2Q19	Change(2)	2Q20	2Q19	Change(3)	2Q20	2Q19	Change(2)
Hawaii	2	3,507	$(16)	$51	NM	$3	$140	(97.5)%	(448.7)%	36.4%	NM
San Francisco	6	4,136	(19)	38	NM	4	125	(96.6)	(454.1)	30.5	NM
Orlando	3	2,325	(7)	23	NM	2	70	(97.3)	(395.8)	32.4	NM
New Orleans	2	1,719	(4)	16	NM	1	41	(98.6)	(716.9)	38.1	NM
Boston	3	1,536	(5)	17	NM	3	43	(93.5)	(168.2)	38.7	NM
New York	1	1,878	(15)	18	NM	1	80	(98.7)	(1,397.8)	22.5	NM
Southern California	7	2,145	(5)	16	NM	5	49	(88.9)	(94.8)	33.0	NM
Chicago	5	2,806	(10)	23	NM	1	71	(98.0)	(708.9)	32.8	NM
Key West	2	461	(2)	8	NM	3	20	(84.3)	(50.7)	38.0	NM
Denver	1	613	(2)	6	NM	—	14	(99.9)	(11,055.3)	44.5	NM
Miami	2	901	(3)	5	NM	2	18	(91.2)	(168.3)	31.2	NM
Washington, D.C.	3	1,289	(4)	9	NM	3	28	(89.0)	(122.5)	33.7	NM
Seattle	3	1,441	(3)	5	NM	4	23	(84.1)	(81.4)	23.4	NM
Other	13	4,174	(13)	13	NM	7	69	(91.7)	(247.1)	18.0	NM
All Markets	53	28,931	$(108)	$248	NM	$39	$791	(95.2)%	(283.1)%	31.4%	NM

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Percentage change is not meaningful.
(3)	Calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2020 vs. YTD Q2 2019

(unaudited)			Pro-forma ADR(1)			Pro-forma Occupancy(1)				Pro-forma RevPAR(1)			Pro-forma Total RevPAR(1)
	Hotels	Rooms	2020	2019	Change(2)	2020	2019	Change		2020	2019	Change(2)	2020	2019	Change(2)
Hawaii	2	3,507	$260.65	$250.70	4.0%	38.8%	89.7%	(50.9)%	pts	$101.17	$224.95	(55.0)%	$181.10	$389.20	(53.5)%
San Francisco	6	4,136	307.22	300.44	2.3	32.2	90.7	(58.5)		98.87	272.56	(63.7)	138.17	352.15	(60.8)
Orlando	3	2,325	243.47	213.00	14.3	32.1	83.7	(51.6)		78.06	178.18	(56.2)	170.51	372.12	(54.2)
New Orleans	2	1,719	215.60	204.99	5.2	27.3	78.7	(51.4)		58.84	161.40	(63.5)	106.55	274.08	(61.1)
Boston	3	1,536	158.82	222.35	(28.6)	37.1	83.8	(46.7)		58.96	186.29	(68.4)	83.58	254.98	(67.2)
New York	1	1,878	206.47	261.26	(21.0)	30.6	86.9	(56.3)		63.10	226.86	(72.2)	117.40	388.75	(69.8)
Southern California	7	2,145	173.03	183.89	(5.9)	39.4	84.9	(45.5)		68.14	156.18	(56.4)	105.88	237.89	(55.5)
Chicago	5	2,806	140.58	186.83	(24.8)	21.0	70.4	(49.4)		29.48	131.53	(77.6)	50.66	205.81	(75.4)
Key West	2	461	449.75	415.35	8.3	45.0	87.7	(42.7)		202.51	364.31	(44.4)	297.92	540.26	(44.9)
Denver	1	613	155.89	175.58	(11.2)	30.6	81.7	(51.1)		47.72	143.55	(66.8)	74.13	219.16	(66.2)
Miami	2	901	228.48	199.09	14.8	42.4	90.6	(48.2)		96.96	180.44	(46.3)	132.43	253.04	(47.7)
Washington, D.C.	3	1,289	142.29	179.85	(20.9)	38.4	78.4	(40.0)		54.64	140.91	(61.2)	76.49	199.63	(61.7)
Seattle	3	1,441	125.67	151.85	(17.2)	40.4	78.6	(38.2)		50.83	119.47	(57.5)	73.50	165.87	(55.7)
Other	13	4,174	167.49	182.73	(8.3)	35.3	68.5	(33.2)		59.12	125.18	(52.8)	84.88	148.75	(42.9)
All Markets	53	28,931	$212.45	$225.47	(5.8)%	33.9%	81.8%	(47.9)%	pts	$72.06	$184.50	(60.9)%	$116.32	$284.60	(59.1)%

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Calculated based on unrounded numbers.

22 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2020 vs. YTD Q2 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA(1)			Pro-forma Hotel Revenue(1)			Pro-forma Hotel Adjusted EBITDA Margin(1)
	Hotels	Rooms	2020	2019	Change(2)	2020	2019	Change(3)	2020	2019	Change(2)
Hawaii	2	3,507	$18	$102	NM	$116	$280	(58.7)%	15.9%	36.4%	NM
San Francisco	6	4,136	2	87	NM	104	264	(60.5)	1.6	32.9	NM
Orlando	3	2,325	14	57	NM	72	157	(53.9)	19.6	36.6	NM
New Orleans	2	1,719	6	34	NM	33	85	(60.9)	16.9	39.6	NM
Boston	3	1,536	(4)	22	NM	23	71	(67.0)	(16.7)	31.4	NM
New York	1	1,878	(30)	16	NM	40	132	(69.6)	(75.3)	12.0	NM
Southern California	7	2,145	2	28	NM	42	92	(55.2)	4.3	30.4	NM
Chicago	5	2,806	(22)	18	NM	26	105	(75.2)	(83.5)	16.9	NM
Key West	2	461	7	19	NM	25	45	(44.6)	26.3	42.2	NM
Denver	1	613	—	10	NM	8	24	(66.0)	(2.2)	40.1	NM
Miami	2	901	6	17	NM	22	41	(47.4)	26.6	40.0	NM
Washington, D.C.	3	1,289	(3)	12	NM	18	47	(61.5)	(19.0)	26.7	NM
Seattle	3	1,441	(3)	9	NM	19	43	(55.4)	(15.3)	19.6	NM
Other	13	4,174	(11)	23	NM	65	128	(49.8)	(15.6)	18.6	NM
All Markets	53	28,931	$(18)	$454	NM	$613	$1,514	(59.5)%	(3.0)%	30.0%	NM

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Percentage change is not meaningful.
(3)	Calculated based on unrounded numbers.

23 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2020 vs. Q2 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2Q20	2Q19	Change(1)	2Q20	2Q19	Change		2Q20	2Q19	Change(1)	2Q20	2Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$123.32	$257.84	(52.2)%	0.6%	93.9%	(93.3)%	pts	$0.69	$242.09	(99.7)%	$7.89	$399.60	(98.0)%
2	Hilton Waikoloa Village	58.04	209.95	(72.4)	0.2	77.7	(77.5)		0.14	163.33	(99.9)	24.24	360.73	(93.3)
3	Hilton San Francisco Union Square	226.15	266.70	(15.2)	0.7	92.4	(91.7)		1.51	246.41	(99.4)	15.32	351.95	(95.6)
4	Parc 55 San Francisco - a Hilton Hotel	2,168.62	269.37	705.1	—	91.8	(91.8)		0.19	247.30	(99.9)	1.11	286.57	(99.6)
5	Le Meridien San Francisco	—	306.92	(100.0)	—	96.4	(96.4)		0.21	295.91	(99.9)	3.22	348.91	(99.1)
6	JW Marriott San Francisco Union Square	117.51	328.07	(64.2)	19.6	94.7	(75.1)		22.99	310.46	(92.6)	26.41	375.14	(93.0)
7	Hyatt Centric Fisherman's Wharf	148.30	260.13	(43.0)	7.9	97.5	(89.6)		11.69	253.60	(95.4)	17.32	324.69	(94.7)
8	Hotel Adagio, Autograph Collection	—	295.56	(100.0)	—	94.6	(94.6)		1.49	279.46	(99.5)	1.88	302.81	(99.4)
9	Hilton Orlando Bonnet Creek	—	182.71	(100.0)	—	80.3	(80.3)		(0.20)	146.66	(100.1)	16.42	351.35	(95.3)
10	Waldorf Astoria Orlando	—	279.17	(100.0)	—	79.4	(79.4)		(0.07)	221.79	(100.0)	8.58	433.66	(98.0)
11	Hilton Orlando Lake Buena Vista	—	159.94	(100.0)	—	83.4	(83.4)		—	133.42	(100.0)	(0.39)	240.91	(100.2)
12	Hilton New Orleans Riverside	(2,818.06)	189.83	(1,584.5)	—	80.2	(80.2)		(1.22)	152.36	(100.8)	3.81	257.84	(98.5)
13	Hyatt Regency Boston	118.20	290.06	(59.3)	1.9	95.7	(93.8)		2.27	277.77	(99.2)	3.71	352.96	(98.9)
14	Hilton Boston Logan Airport	138.88	269.57	(48.5)	24.5	90.6	(66.1)		34.08	244.29	(86.0)	40.12	309.88	(87.1)
15	Boston Marriott Newton	114.25	196.79	(41.9)	9.3	85.5	(76.2)		10.58	168.15	(93.7)	11.79	263.88	(95.5)
16	New York Hilton Midtown	—	288.87	(100.0)	—	94.5	(94.5)		(0.33)	272.95	(100.1)	6.08	468.53	(98.7)
17	Hilton Santa Barbara Beachfront Resort	222.25	277.29	(19.8)	29.0	84.1	(55.1)		64.53	233.43	(72.4)	84.32	373.85	(77.4)
18	Hyatt Regency Mission Bay Spa and Marina	192.04	190.80	0.7	1.8	78.7	(76.9)		3.45	150.16	(97.7)	24.32	276.26	(91.2)
19	Hotel Indigo San Diego Gaslamp Quarter	126.31	205.98	(38.7)	2.2	92.3	(90.1)		2.81	190.23	(98.5)	3.78	229.86	(98.4)
20	Hilton Checkers Los Angeles	—	224.12	(100.0)	—	95.5	(95.5)		—	214.08	(100.0)	—	244.23	(100.0)
21	Hilton Chicago	—	217.77	(100.0)	—	88.2	(88.2)		0.13	192.14	(99.9)	1.99	321.10	(99.4)
22	W Chicago - City Center	—	286.72	(100.0)	—	78.8	(78.8)		0.10	225.81	(100.0)	1.65	280.05	(99.4)
23	W Chicago - Lakeshore	156.19	228.08	(31.5)	8.7	82.5	(73.8)		13.54	188.16	(92.8)	16.50	242.98	(93.2)
24	Casa Marina, A Waldorf Astoria Resort	331.54	375.70	(11.8)	15.1	84.9	(69.8)		50.06	318.79	(84.3)	73.46	509.58	(85.6)
25	The Reach Key West, Curio Collection	300.35	339.39	(11.5)	15.7	84.7	(69.0)		47.22	287.65	(83.6)	80.91	428.85	(81.1)
26	Hilton Denver City Center	—	185.90	(100.0)	—	88.8	(88.8)		(0.43)	165.04	(100.3)	0.29	250.19	(99.9)
27	Royal Palm South Beach Miami	122.10	185.01	(34.0)	13.2	94.8	(81.6)		16.17	175.37	(90.8)	30.59	246.59	(87.6)
28	DoubleTree Hotel Washington DC – Crystal City	113.48	184.47	(38.5)	20.4	87.0	(66.6)		23.18	160.51	(85.6)	24.78	217.11	(88.6)
29	DoubleTree Hotel San Jose	131.51	236.99	(44.5)	18.2	87.8	(69.6)		23.95	208.02	(88.5)	27.83	286.73	(90.3)
30	Juniper Hotel Cupertino, Curio Collection	—	250.97	(100.0)	—	87.6	(87.6)		—	219.81	(100.0)	0.16	258.91	(99.9)
	Sub-total Core Hotels	$155.61	$242.99	(36.0)%	3.8%	88.3%	(84.5)%	pts	$5.98	$214.61	(97.2)%	$13.26	$335.37	(96.0)%

	All Other Hotels	$103.39	$163.67	(36.8)%	12.8%	78.8%	(66.0)%	pts	$13.24	$128.95	(89.7)%	$17.97	$178.96	(90.0)%
	Total Consolidated Portfolio(2)	$127.65	$224.59	(43.2)%	6.1%	85.9%	(79.8)%	pts	$7.85	$192.94	(95.9)%	$14.47	$295.80	(95.1)%

(1)	Calculated based on unrounded numbers.
(2)	Assumes hotels were acquired on January 1, 2019.

24 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q2 2020 vs. Q2 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2Q20	2Q19	Change(1)	2Q20	2Q19	Change(2)	2Q20	2Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$(12)	$41	NM	$2	$104	(98.0)%	(613.2)%	39.8%	NM
2	Hilton Waikoloa Village	(3)	10	NM	2	37	(96.1)	(212.0)	26.6	NM
3	Hilton San Francisco Union Square	(8)	18	NM	3	62	(95.6)	(290.4)	29.4	NM
4	Parc 55 San Francisco - a Hilton Hotel	(5)	9	NM	—	27	(99.6)	(4,702.6)	32.1	NM
5	Le Meridien San Francisco	(1)	4	NM	—	11	(99.1)	(1,480.2)	34.6	NM
6	JW Marriott San Francisco Union Square	(3)	3	NM	1	12	(93.0)	(402.0)	24.7	NM
7	Hyatt Centric Fisherman's Wharf	(1)	3	NM	—	9	(94.7)	(201.6)	32.2	NM
8	Hotel Adagio, Autograph Collection	(1)	2	NM	—	5	(99.4)	(2,558.3)	35.4	NM
9	Hilton Orlando Bonnet Creek	(2)	12	NM	2	32	(95.3)	(143.5)	37.5	NM
10	Waldorf Astoria Orlando	(2)	5	NM	—	20	(98.0)	(612.0)	25.6	NM
11	Hilton Orlando Lake Buena Vista	(3)	5	NM	—	18	(100.2)	9,857.8	30.6	NM
12	Hilton New Orleans Riverside	(3)	15	NM	1	38	(98.5)	(655.2)	39.6	NM
13	Hyatt Regency Boston	(2)	7	NM	—	16	(98.9)	(1,302.9)	46.3	NM
14	Hilton Boston Logan Airport	(2)	6	NM	2	17	(87.1)	(78.8)	33.5	NM
15	Boston Marriott Newton	(1)	4	NM	1	10	(95.5)	(178.7)	35.6	NM
16	New York Hilton Midtown	(15)	18	NM	1	80	(98.7)	(1,397.8)	22.5	NM
17	Hilton Santa Barbara Beachfront Resort	—	6	NM	3	12	(77.4)	14.0	44.4	NM
18	Hyatt Regency Mission Bay Spa and Marina	(1)	3	NM	1	11	(91.2)	(186.2)	22.2	NM
19	Hotel Indigo San Diego Gaslamp Quarter	(1)	2	NM	—	4	(98.4)	(1,079.1)	43.5	NM
20	Hilton Checkers Los Angeles	(1)	2	NM	—	4	(100.0)	—	36.6	NM
21	Hilton Chicago	(6)	14	NM	—	45	(99.4)	(2,074.0)	31.7	NM
22	W Chicago - City Center	(1)	4	NM	—	10	(99.4)	(2,654.5)	38.7	NM
23	W Chicago - Lakeshore	(2)	4	NM	1	12	(93.2)	(271.7)	32.9	NM
24	Casa Marina, A Waldorf Astoria Resort	(1)	5	NM	2	15	(85.6)	(47.7)	37.9	NM
25	The Reach Key West, Curio Collection	(1)	2	NM	1	6	(81.1)	(56.2)	38.4	NM
26	Hilton Denver City Center	(2)	6	NM	—	14	(99.9)	(11,055.3)	44.5	NM
27	Royal Palm South Beach Miami	(1)	3	NM	1	9	(87.6)	(78.4)	33.4	NM
28	DoubleTree Hotel Washington DC – Crystal City	(2)	4	NM	1	12	(88.6)	(106.6)	34.3	NM
29	DoubleTree Hotel San Jose	(1)	4	NM	1	13	(90.3)	(74.3)	31.2	NM
30	Juniper Hotel Cupertino, Curio Collection	(1)	2	NM	—	5	(99.9)	(26,890.1)	37.5	NM
	Sub-total Core Hotels	$(85)	$223	NM	$26	$670	(96.1)%	(329.0)%	33.2%	NM

	All Other Hotels	$(23)	$25	NM	$13	$121	(90.0)%	(185.3)%	21.2%	NM
	Total Consolidated Portfolio(3)	$(108)	$248	NM	$39	$791	(95.2)%	(283.1)%	31.4%	NM

(1)	Percentage change is not meaningful.
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2019.

25 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2020 vs. YTD Q2 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2020	2019	Change(1)	2020	2019	Change		2020	2019	Change(1)	2020	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$259.12	$259.07	—%	38.5%	93.2%	(54.7)%	pts	$99.78	$241.54	(58.7)%	$165.63	$393.33	(57.9)%
2	Hilton Waikoloa Village	267.12	225.79	18.3	40.2	80.7	(40.5)		107.33	182.18	(41.1)	249.47	378.56	(34.1)
3	Hilton San Francisco Union Square	306.92	292.10	5.1	29.9	88.7	(58.8)		91.68	259.12	(64.6)	146.62	367.71	(60.1)
4	Parc 55 San Francisco - a Hilton Hotel	291.04	288.68	0.8	30.3	89.7	(59.4)		88.27	259.05	(65.9)	105.08	297.67	(64.7)
5	Le Meridien San Francisco	349.78	331.66	5.5	33.8	94.7	(60.9)		118.28	314.16	(62.4)	147.67	373.50	(60.5)
6	JW Marriott San Francisco Union Square	368.52	375.61	(1.9)	43.3	93.5	(50.2)		159.67	351.18	(54.5)	212.73	448.43	(52.6)
7	Hyatt Centric Fisherman's Wharf	223.03	258.56	(13.7)	38.0	97.4	(59.4)		84.86	251.95	(66.3)	111.29	320.52	(65.3)
8	Hotel Adagio, Autograph Collection	325.13	319.82	1.7	32.5	92.8	(60.3)		105.75	296.72	(64.4)	121.17	323.49	(62.5)
9	Hilton Orlando Bonnet Creek	231.90	203.71	13.8	31.4	82.9	(51.5)		72.72	168.71	(56.9)	186.01	404.33	(54.0)
10	Waldorf Astoria Orlando	366.76	306.46	19.7	29.6	78.8	(49.2)		108.68	241.69	(55.0)	216.83	473.70	(54.2)
11	Hilton Orlando Lake Buena Vista	191.10	172.01	11.1	34.4	87.6	(53.2)		65.80	150.74	(56.3)	122.74	269.55	(54.5)
12	Hilton New Orleans Riverside	211.76	202.37	4.6	27.1	78.2	(51.1)		57.29	158.20	(63.8)	105.30	271.71	(61.2)
13	Hyatt Regency Boston	156.96	234.29	(33.0)	36.1	93.5	(57.4)		56.71	219.17	(74.1)	77.99	283.28	(72.5)
14	Hilton Boston Logan Airport	160.90	235.26	(31.6)	45.3	84.1	(38.8)		72.93	197.89	(63.1)	97.58	259.45	(62.4)
15	Boston Marriott Newton	156.81	183.10	(14.4)	26.8	72.0	(45.2)		41.96	131.67	(68.1)	70.44	215.68	(67.3)
16	New York Hilton Midtown	206.47	261.26	(21.0)	30.6	86.9	(56.3)		63.10	226.86	(72.2)	117.40	388.75	(69.8)
17	Hilton Santa Barbara Beachfront Resort	232.70	256.64	(9.3)	44.8	80.0	(35.2)		104.34	205.44	(49.2)	165.12	334.20	(50.6)
18	Hyatt Regency Mission Bay Spa and Marina	169.35	178.04	(4.9)	29.6	76.1	(46.5)		50.08	135.46	(63.0)	108.15	257.84	(58.1)
19	Hotel Indigo San Diego Gaslamp Quarter	192.57	202.77	(5.0)	37.8	89.1	(51.3)		72.86	180.68	(59.7)	88.40	216.04	(59.1)
20	Hilton Checkers Los Angeles	230.85	227.46	1.5	32.8	85.9	(53.1)		75.72	195.39	(61.2)	88.28	223.45	(60.5)
21	Hilton Chicago	129.56	187.54	(30.9)	18.6	71.6	(53.0)		24.08	134.25	(82.1)	54.95	240.43	(77.1)
22	W Chicago - City Center	211.41	245.84	(14.0)	22.8	68.7	(45.9)		48.15	168.82	(71.5)	60.80	214.15	(71.6)
23	W Chicago - Lakeshore	141.13	191.50	(26.3)	21.6	64.2	(42.6)		30.55	123.02	(75.2)	38.59	160.39	(75.9)
24	Casa Marina, A Waldorf Astoria Resort	470.90	427.78	10.1	45.0	88.2	(43.2)		211.80	377.10	(43.8)	311.90	567.40	(45.0)
25	The Reach Key West, Curio Collection	406.05	389.15	4.3	45.1	86.8	(41.7)		183.24	337.78	(45.8)	268.92	483.99	(44.4)
26	Hilton Denver City Center	155.89	175.58	(11.2)	30.6	81.7	(51.1)		47.72	143.55	(66.8)	74.13	219.16	(66.2)
27	Royal Palm South Beach Miami	270.45	231.08	17.0	45.8	95.8	(50.0)		123.87	221.45	(44.1)	169.59	301.22	(43.7)
28	DoubleTree Hotel Washington DC – Crystal City	134.87	170.20	(20.8)	34.5	74.8	(40.3)		46.52	127.27	(63.4)	57.67	172.67	(66.6)
29	DoubleTree Hotel San Jose	190.08	234.42	(18.9)	40.9	85.6	(44.7)		77.72	200.61	(61.3)	115.61	280.64	(58.8)
30	Juniper Hotel Cupertino, Curio Collection	248.07	261.27	(5.0)	28.9	83.8	(54.9)		71.70	218.82	(67.2)	88.04	258.27	(65.9)
	Sub-total Core Hotels	$237.55	$244.51	(2.8)%	32.6%	84.3%	(51.7)%	pts	$77.45	$206.07	(62.4)%	$128.32	$323.43	(60.3)%

	All Other Hotels	$149.72	$161.97	(7.6)%	37.7%	74.6%	(36.9)%	pts	$56.46	$120.81	(53.3)%	$81.63	$169.95	(52.0)%
	Total Consolidated Portfolio(2)	$212.45	$225.47	(5.8)%	33.9%	81.8%	(47.9)%	pts	$72.06	$184.50	(60.9)%	$116.32	$284.60	(59.1)%

(1)	Calculated based on unrounded numbers.
(2)	Assumes hotels were acquired on January 1, 2019.

26 |

Portfolio and Operating Metrics (continued)

Core Hotels: YTD Q2 2020 vs. YTD Q2 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2020	2019	Change(1)	2020	2019	Change(2)	2020	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$15	$80	NM	$86	$204	(57.7)%	17.2%	39.3%	NM
2	Hilton Waikoloa Village	4	22	NM	29	76	(61.4)	12.3	28.9	NM
3	Hilton San Francisco Union Square	2	41	NM	51	128	(59.9)	3.6	32.1	NM
4	Parc 55 San Francisco - a Hilton Hotel	(1)	19	NM	20	55	(64.5)	(7.7)	33.7	NM
5	Le Meridien San Francisco	1	9	NM	10	24	(60.2)	14.0	37.0	NM
6	JW Marriott San Francisco Union Square	—	8	NM	13	28	(52.3)	1.3	29.9	NM
7	Hyatt Centric Fisherman's Wharf	(1)	6	NM	6	18	(65.1)	(8.0)	31.0	NM
8	Hotel Adagio, Autograph Collection	—	4	NM	4	10	(62.3)	9.3	40.4	NM
9	Hilton Orlando Bonnet Creek	9	30	NM	34	74	(53.7)	26.4	40.4	NM
10	Waldorf Astoria Orlando	3	14	NM	20	43	(54.0)	14.0	31.8	NM
11	Hilton Orlando Lake Buena Vista	2	14	NM	18	40	(54.2)	13.0	34.6	NM
12	Hilton New Orleans Riverside	6	33	NM	31	80	(61.0)	18.9	41.0	NM
13	Hyatt Regency Boston	(2)	10	NM	7	26	(72.3)	(23.0)	39.3	NM
14	Hilton Boston Logan Airport	(2)	7	NM	11	28	(62.1)	(15.7)	26.2	NM
15	Boston Marriott Newton	(1)	5	NM	6	17	(67.2)	(10.5)	27.9	NM
16	New York Hilton Midtown	(30)	16	NM	40	132	(69.6)	(75.3)	12.0	NM
17	Hilton Santa Barbara Beachfront Resort	3	9	NM	11	22	(50.3)	24.5	39.6	NM
18	Hyatt Regency Mission Bay Spa and Marina	(1)	4	NM	9	20	(57.6)	(15.9)	18.9	NM
19	Hotel Indigo San Diego Gaslamp Quarter	—	3	NM	3	8	(58.9)	12.4	42.4	NM
20	Hilton Checkers Los Angeles	—	3	NM	3	8	(60.3)	(3.3)	32.5	NM
21	Hilton Chicago	(13)	11	NM	15	67	(77.0)	(87.9)	16.5	NM
22	W Chicago - City Center	(2)	3	NM	4	16	(71.5)	(53.3)	22.6	NM
23	W Chicago - Lakeshore	(5)	1	NM	4	15	(75.8)	(132.6)	9.9	NM
24	Casa Marina, A Waldorf Astoria Resort	5	13	NM	18	32	(44.7)	29.8	42.0	NM
25	The Reach Key West, Curio Collection	1	5	NM	7	13	(44.1)	17.8	42.5	NM
26	Hilton Denver City Center	—	10	NM	8	24	(66.0)	(2.2)	40.1	NM
27	Royal Palm South Beach Miami	4	9	NM	12	21	(43.4)	35.4	42.8	NM
28	DoubleTree Hotel Washington DC – Crystal City	(2)	5	NM	7	20	(66.4)	(33.9)	24.4	NM
29	DoubleTree Hotel San Jose	1	8	NM	11	26	(58.6)	7.7	30.6	NM
30	Juniper Hotel Cupertino, Curio Collection	—	4	NM	4	10	(65.7)	(3.9)	37.6	NM
	Sub-total Core Hotels	$(4)	$406	NM	$502	$1,285	(60.9)%	(0.8)%	31.6%	NM

	All Other Hotels	$(14)	$48	NM	$111	$229	(51.7)%	(12.9)%	20.9%	NM
	Total Consolidated Portfolio(3)	$(18)	$454	NM	$613	$1,514	(59.5)%	(3.0)%	30.0%	NM

(1)	Percentage change is not meaningful.
(2)	Calculated based on unrounded numbers.
(3)	Assumes hotels were acquired on January 1, 2019.

27 |

Properties Acquired & Sold

Acquisitions & W New Orleans French Quarter

28 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count

Chesapeake Lodging Trust Acquisition (1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection	San Francisco, CA	171
W New Orleans – French Quarter	New Orleans, LA	97
		5,981
(1)	Chesapeake acquisition closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)	Sold in December 2019.

29 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:

Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio - 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio - 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0

2018 Total			3,193	$519.0

2019 Sales:

Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0

Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
			591	65.0

Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0

2019 Total			2,597	$496.9

2020 Sales:

Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4

2020 Total			700	$207.9

Grand Total(4)			6,490	$1,223.8

(1)	The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2)	Hotels were sold as a portfolio in the same transaction.
(3)	The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.
(4)	To date, Park has sold a total of 23 hotels. In addition, in December 2019, Park terminated the ground lease on the Hilton Sheffield Hotel.

30 |

Liquidity and Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

31 |

Liquidity and Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of June 30, 2020
Fixed Rate Debt
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$12
Mortgage loan	Hilton Denver City Center	4.90%	August 2022(1)	60
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	27
Mortgage loan	W Chicago - City Center	4.25%	August 2023	77
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	140
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Senior Secured Notes(2)		7.50%	June 2025	650
Finance lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		4.88%(3)		3,132

Variable Rate Debt
Revolving credit facility(4)(5)	Unsecured	L + 3.00%	December 2021	681
2016 Term Loan(4)(6)	Unsecured	L + 2.95%	December 2021	631
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022	30
2019 Term Facility(4)(7)	Unsecured	L + 2.65%	September 2024	670
Total Variable Rate Debt		3.13%(3)		2,012

Add: unamortized premium				4
Less: unamortized deferred financing costs and discount				(30)
Total Debt(8)		4.25%(3)		$5,118
(1)	The loan matures in August 2042 but is callable by the lender in August 2022.
(2)	The Senior Secured Notes were issued in May 2020 with a maturity date of June 2025.
(3)	Calculated on a weighted average basis.
(4)	In May 2020, Park amended its credit facilities which added a LIBOR floor of 25 basis points.
(5)	During the second quarter of 2020, Park repaid $319 million of the Revolver.
(6)	The 2016 Term Loan was entered into in December 2016, with a maturity date of December 2021. Park repaid the 2016 Term Loan by $50 million and $69 million in December 2019 and June 2020, respectively.
(7)

In August 2019, the Company, Park Intermediate Holdings LLC and PK Domestic entered into a credit agreement with Bank of America, N.A. and certain other lenders, providing a $950 million unsecured delayed draw term loan facility (the “2019 Term Facility”), with the $850 million, five-year delayed draw term loan tranche fully drawn on September 18, 2019 to fund the merger with Chesapeake Lodging Trust.  The $100 million, two-year delayed draw term loan tranche was unfunded and the commitments thereunder terminated on September 18, 2019. On December 31, 2019, Park repaid $180 million of the 2019 Term Facility.

(8)	Excludes $225 million of Park’s share of debt of its unconsolidated joint ventures.

32 |

Liquidity and Capital Structure

Credit Facility Amendments

•	Park amended its credit and term loan facilities to:
▪	extend the Revolver maturity date from December 2020 to December 2021
▪	waive compliance with all existing quarterly-tested financial covenants through and including March 31, 2021
▪	adjust levels of particular financial covenants after such covenant waiver period
▪	retain ability to apply up to $500 million of net cash proceeds from equity issuances toward acquisitions and capital expenditures
•	Additional agreements:
▪	pledged equity in certain subsidiaries owning eight assets (for the covenant waiver period and until Leverage Ratio falls below 6.5x for two consecutive quarters)
▪	provided guarantees from certain subsidiaries (for the covenant waiver period and until Leverage Ratio falls below 6.5x for two consecutive quarters)
▪	added a requirement to maintain monthly minimum liquidity of $200 million (cash on hand plus revolver availability)
•	Subject to various exceptions (including those listed below), additional debt covenants during the relief period restrict:
▪	dividend and distribution payments (except to the extent required to maintain REIT status)
▪	stock repurchases
▪	prepayments of other indebtedness (except for certain refinancings)
▪	capital expenditures (except for certain approved budgeted amounts, and emergency, life safety and ordinary course maintenance repairs)
▪	asset dispositions and transfers (except in the case of 1031 exchanges)
▪	investments, acquisitions or mergers (except for $200 million general investments bucket)
▪	incurrence of other indebtedness (except for certain refinancings, certain capital markets transactions and up to $350 of mortgage debt)

33 |

Liquidity and Capital Structure

Cash Preservation: Estimated Cash Burn Rate

•	In conjunction with the hotel operators, Park developed low occupancy and suspension estimates to avoid marginal losses and establish trigger points for suspension decisions
•

Based on this work, Park developed hotel working capital needs assuming suspensions for all hotels resulting in an average aggregate hotel funding burn rate of approximately $42 million per month across the portfolio

•	Park’s corporate burn rate will average roughly $23 million per month for the remainder of the year. This includes:
▪	Debt service
▪	Corporate and other non-hotel expenses

•

Based on its current liquidity of $1.6 billion and assuming a total burn rate of roughly $65 million per month, Park currently has two years of liquidity under extreme conditions (i.e. all hotels have suspended operations); however, Park currently has 42 out of 60 hotels open and operating

•	Park continues to take proactive measures to reduce the near-term burn rate, including deferral of payments, hiring freezes and other cost reduction methods
•

This estimate does not take into account capital expenditures or any possible alternative sources of revenue that may arise or payment of cash dividends or other distributions not already declared and paid in 2020, if any.  The estimated cash burn amount has not been reduced by any amount available to Park under existing or future debt facilities, or proceeds from issuance of any additional debt, equity or equity-linked securities

Expense	Average/Month (in millions)
Hotel operations	$42
Debt service	19
Corporate & other non-hotel expenditures	4
Total	$65

34 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

35 |

Definitions

Pro-forma

The Company presents certain data for its consolidated hotels on a pro-forma hotel basis as supplemental information for investors: Pro-forma Hotel Revenues,  Pro-forma RevPAR, Pro-forma Total RevPAR, Pro-forma Occupancy, Pro-forma ADR, Pro-forma Adjusted EBITDA, Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin and Net debt to Pro-forma Adjusted EBITDA ratio. The Company presents pro-forma hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s pro-forma metrics exclude results from property dispositions and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

•      Gains or losses on sales of assets for both consolidated and unconsolidated investments;

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense;

•      Casualty gains or losses;

•      Impairment losses; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels but excluding hotels owned by unconsolidated affiliates and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

36 |

Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance.  The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS.  The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently.  The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

37 |

Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of our hotels as a result of COVID-19. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

38 |

Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of our hotels as a result of COVID-19. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period.  Room nights available to guests have not been adjusted for suspended or reduced operations at certain of our hotels as a result of COVID-19. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

References to RevPAR, Total RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using current period exchange rates), unless otherwise noted.

39 |

Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Richard Hightower	Evercore ISI	(212) 752-0886	rich.hightower@evercoreisi.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Lukas Hartwich	Green Street	(949) 640-8780	lhartwich@greenst.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Brandt Montour	JP Morgan	(212) 622-1111	brandt.a.montour@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

40 |